EXHIBIT 32.1

AMERICAN VANGUARD CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Vanguard Corporation (the “Company”) on Form 10-K/A for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that, based on their knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ ERIC G. WINTEMUTE Eric G. Wintemute, Chief Executive Officer

/s/ JAMES A. BARRY James A. Barry, Chief Financial Officer

January 27, 2004